UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023 (May 24, 2023)
___________________

HF SINCLAIR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-41325		87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood St., Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The HF Sinclair Corporation (“HF Sinclair”) 2023 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 24, 2023. A total of 178,705,415 shares of HF Sinclair’s common stock were present in person or represented by proxy at the Annual Meeting, representing over 92% of HF Sinclair’s 192,730,210 shares of common stock outstanding and entitled to vote as of the March 27, 2023 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in HF Sinclair’s proxy statement filed with the Securities and Exchange Commission on April 6, 2023 (the “Proxy Statement”).

•Proposal 1 (Election of Directors): The stockholders elected all twelve (12) director nominees to serve until HF Sinclair’s annual meeting of stockholders in 2024, or until their earlier resignation, removal or death.

Nominee	For	Against	Abstain	Broker Non-Votes
Anne-Marie N. Ainsworth	163,998,452	1,721,900	104,133	12,880,930
Anna C. Catalano	160,744,403	4,930,108	149,974	12,880,930
Leldon E. Echols	158,519,518	7,191,022	113,945	12,880,930
Manuel J. Fernandez	163,309,381	2,410,292	104,812	12,880,930
Timothy Go	162,532,650	3,175,118	116,717	12,880,930
Rhoman J. Hardy	163,827,070	1,857,509	139,906	12,880,930
R. Craig Knocke	160,161,077	5,556,223	107,185	12,880,930
Robert J. Kostelnik	142,037,738	23,664,302	122,445	12,880,930
James H. Lee	159,117,115	6,593,150	114,220	12,880,930
Ross B. Matthews	161,902,367	3,778,771	143,347	12,880,930
Franklin Myers	156,447,700	9,107,626	269,159	12,880,930
Norman J. Szydlowski	160,086,665	5,603,977	133,843	12,880,930

•Proposal 2 (Advisory Vote on the Compensation of HF Sinclair’s Named Executive Officers): The stockholders approved on an advisory basis the compensation of HF Sinclair’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
159,761,406	5,820,923	242,156	12,880,930

•Proposal 3 (Advisory Vote on the Frequency of an Advisory Vote on the Compensation of HF Sinclair’s Named Executive Officers): The stockholders voted to conduct an advisory vote on the compensation of HF Sinclair’s named executive officers every year.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
159,744,826	437,012	5,361,174	281,473	12,880,930

In accordance with the voting results for this item, HF Sinclair’s Board of Directors determined that an advisory vote to approve the compensation of HF Sinclair’s named executive officers will be conducted every year until the next stockholder advisory vote on the frequency of the advisory vote on the compensation of HF Sinclair’s named executive officers.

•Proposal 4 (Ratification of the Appointment of Ernst & Young LLP): The stockholders ratified the appointment of Ernst & Young LLP as HF Sinclair’s independent registered public accounting firm for the 2023 fiscal year.

For	Against	Abstain
174,001,049	4,555,610	148,756

•Proposal 5 (Stockholder Proposal Regarding Special Shareholder Meeting Improvement): The stockholders did not approve the stockholder proposal giving shareholders owning a combined 10% of HF Sinclair’s common stock the right to call a special shareholder meeting.

For	Against	Abstain	Broker Non-Votes
67,764,642	97,704,188	355,655	12,880,930

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF SINCLAIR CORPORATION

By:    /s/ Vaishali S. Bhatia
Name:    Vaishali S. Bhatia
Title:    Executive Vice President, General Counsel and Secretary

Date: May 25, 2023